DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations

6.	DISCONTINUED OPERATIONS

Frontline 2012 acquired a 31.6% shareholding in Golden Ocean in April 2014 following the sale of five SPCs to Golden Ocean and the receipt of 15.5 million shares as consideration and equity accounted for this interest from that time up to September 2014, at which time Frontline 2012 consolidated Golden Ocean. Frontline 2012 recorded share of earnings in respect of Golden Ocean of $0.3 million in the period from April to September 2014. Frontline 2012 also recorded a gain of $24.4 million in 'Share of results from associated companies and gain on equity interest', which has been included within income (loss) from discontinued operations, on the revaluation of its interest in Golden Ocean at the time it commenced consolidation.

Frontline 2012 owned 77.5 million shares of Golden Ocean or 69.7% of the total shares outstanding at the time of Golden Ocean's merger with the Former Golden Ocean on March 31, 2015. This ownership percentage was reduced to 44.9% as a result of the aforementioned merger. Frontline 2012 stopped consolidating at this time and equity accounted for its shareholding in Golden Ocean upto June 2015, at which time Frontline 2012 paid a stock dividend of Golden Ocean shares (see below).

Frontline 2012 received dividends of $6.2 million (2013: nil) from Golden Ocean, prior to its consolidation, in the year ended December 31, 2014.

The net revenues, net operating income and net income for Golden Ocean in the year ended December 31, 2014 were $96.7 million, $19.5 million and $16.0 million, respectively.

In June 2015, Frontline 2012 paid a stock dividend consisting of 75.4 million Golden Ocean shares. All shareholders holding 3.2142 shares or more, received one share in Golden Ocean for every 3.2142 shares held, rounded down to the nearest whole share. The remaining fractional shares were paid in cash. Frontline 2012 held 77.5 million Golden Ocean shares prior to this stock dividend and retained 2.1 million Golden Ocean shares in respect of the treasury shares held at the time of the dividend. This stock dividend was deemed to trigger discontinued operations presentation of the results of Golden Ocean as it represented a strategic shift that has a major effect on Frontline 2012's financial and operational results.

Amounts recorded in respect of discontinued operations in the years ended December 31, 2015 and 2014 are as follows;

(in thousands of $)	2015	2014
Operating revenues	18,083	33,432
Gain on sale of newbuilding contracts	—	74,834
Voyage expenses and commissions	(13,414)	(17,291)
Ship operating costs	(7,050)	(6,797)
Administrative expenses	(985)	(2,490)
Goodwill impairment loss	—	(149,482)
Depreciation	(7,712)	(6,187)
Vessel impairment loss	(62,489)	—
Interest income	—	17
Interest expense	(2,119)	(1,698)
Gain on revaluation of investment in Golden Ocean	—	24,422
Share of results from associated companies	(14,880)	321
Impairment loss on shares	(40,556)	—
Gain on non-controlling interest	192	—
Other financial items	(76)	—
Foreign exchange loss	—	(2)
Other non-operating expense	—	(238)
Net loss from discontinued operations	(131,006)	(51,159)
Net loss attributable to non-controlling interest	(30,305)	(63,214)
Net (loss) income from discontinued operations after non-controlling interest	(100,701)	12,055

The vessel impairment loss in 2015 relates to five vessels (KSL China, Battersea, Belgravia, Golden Future and Golden Zhejiang), which Golden Ocean agreed to sell to, and lease back, from Ship Finance. Impairment losses are taken when events or changes in circumstances occur such that future cash flows for an individual vessel will be less than its carrying value and not fully recoverable. In such instances an impairment charge is recognized if the estimate of the undiscounted cash flows expected to result from the use of the vessel and its eventual disposition is less than the vessel's carrying amount.

The impairment loss on shares in 2015 relates to the shares held in Golden Ocean and was incurred in the period from March 31, 2015 (being the date of de-consolidation of Golden Ocean) to June 26, 2015 (being the date of Frontline 2012's stock dividend of Golden Ocean shares). The total impairment loss in this period was $41.7 million, of which $1.1 million was allocated to continuing operations and $40.6 million was allocated to discontinued operations based on the number of Golden Ocean shares that were dividended and retained. An additional impairment loss of $9.4 million was recorded in the period April 1 to December 31, 2015 in relation to the retained non-controlling interest held as an available for sale security. The impairment losses were recorded in the consolidated statement of operations as Impairment loss on shares as it was determined that the losses were other than temporary in view of the significant fall in rates in the Baltic Dry Index.

Amounts recorded in respect of assets and liabilities held for distribution at December 31, 2014 are as follows;

(in thousands of $)
Cash and cash equivalents	61,144
Trade accounts receivable, net	2,770
Related party receivables	35
Other receivables	3,841
Inventories	13,246
Voyages in progress	1,322
Prepaid expenses and accrued income	844
Current assets held for distribution	83,202

Newbuildings	250,118
Vessels and equipment, net	659,884
Long term assets held for distribution	910,002

Short term debt and current maturities of long-term debt	19,812
Related party payables	2,555
Trade accounts payable	4,935
Accrued expenses	4,192
Other current liabilities	3,285
Current liabilities held for distribution	34,779

Long term debt	343,688
Long term liabilities held for distribution	343,688

Cash and cash equivalents at December 31, 2014 includes cash balances of $18.9 million, which are required to be maintained by the financial covenants in Golden Ocean's loan facilities.

Newbuildings
In September 2014, Frontline 2012 sold thirteen SPCs as announced in April 2014, and received 31.0 million shares in Golden Ocean as consideration. As a consequence of this transaction, Frontline 2012 consolidated Golden Ocean and assumed $190.8 million of Golden Ocean newbuilding contracts in relation to eighteen newbuilding contracts, which included the value of the thirteen newbuilding contracts sold by Frontline 2012, which were assumed at historic cost of $106.4 million. In addition, the remaining newbuildings were recorded at their fair value of $83.7 million. Four of the thirteen newbuildings were subsequently delivered Golden Ocean in 2014. KSL Santiago and KSL Salvador were delivered in September 2014 and KSL San Francisco and KSL Santos were delivered in October 2014. As of December 31, 2014, Golden Ocean's newbuilding program comprised fourteen Capesize drybulk vessels.

Vessels and equipment, net
In September 2014, Frontline 2012 assumed nine vessels on the acquisition of Golden Ocean at a fair value of $465.3 million, of which four of these vessels KSL Sapporo, KSL Sydney, KSL Singapore and KSL Seattle were sold by Frontline 2012 to Golden Ocean in April 2014 and delivered between May and September 15, 2014.

In September 2014, Golden Ocean took delivery of the KSL Santiago and KSL Salvador at an aggregate value of $47.0 million and $57.2 million respectively.

In October 2014, Golden Ocean took delivery of the KSL San Francisco and KSL Santos at an aggregate value of $47.6 million each respectively.

Debt
$420.0 million term loan facility
This debt was assumed by Frontline 2012 as a result of the acquisition of Golden Ocean in September 2014. The facility consists of fourteen tranches of $30.0 million to finance, in part, fourteen of Golden Ocean's newbuildings. Each tranche is repayable by quarterly installments of $375,000 and all amounts outstanding shall be repaid on the final maturity date, which will be no later than 72 months after the first draw down date or June 2020. The final draw down date must be no later than October 2016. This facility bears interest of LIBOR plus a margin of 2.5%. As of December 31, 2014, $238.5 million had been drawn under the facility and the available, undrawn amount was $180.0 million.

$175.0 million term loan facility
This debt was assumed by Frontline 2012 as a result of the acquisition of Golden Ocean in September 2014. This facility bears interest of LIBOR plus a margin of 2.5% and will mature in May 2016. As of December 31, 2014, the outstanding balance was $125.0 million and $10.0 million was available for vessel acquisitions but undrawn.

Loan covenants
As of December 31, 2014, Golden Ocean loan agreements contain a loan-to-value clause, which could require Golden Ocean to post collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings decrease below a required level. In addition, the loan agreements contains certain financial covenants, including the requirement to maintain a certain level of free cash, positive working capital and a value adjusted equity covenant. With regards to free cash, Golden Ocean has covenanted to retain at least $18.9 million of cash and cash equivalents at December 31, 2014. The loans also include cross default provisions. Failure to comply with any of the covenants in the loan agreements could result in a default, which would permit the lender to accelerate the maturity of the debt and to foreclose upon any collateral securing the debt. Under those circumstances, Golden Ocean might not have sufficient funds or other resources to satisfy its obligations.

In addition, none of Golden Ocean vessel owning subsidiaries may sell, transfer or otherwise dispose of their interests in the vessels they own without the prior written consent of the applicable lenders unless, in the case of a vessel sale, the outstanding borrowings under the credit facility applicable to that vessel are repaid in full. Golden Ocean was in compliance with all of the financial and other covenants contained in its loan agreements as of December 31, 2014.

Assets Pledged
As at December 31, 2014, thirteen of Golden Ocean's vessels with an aggregate carrying value of $660.1 million were pledged as security for its debt.

Fair Values
The carrying values and estimated fair values of Golden Ocean’s financial instruments as of December 31, 2014 are as follows:

(in thousands of $)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	61,144	61,144	61,144	—	—
Liabilities:
U.S. dollar denominated floating rate debt	363,500	363,500	—	363,500	—

The following methods and assumptions were used to estimate the fair value of each class of financial instrument;

Cash and cash equivalents – the carrying values in the balance sheet approximate their fair value.

U.S. dollar denominated floating rate debt - The fair value of floating rate debt has been determined using level 2 inputs and is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis.

Related Party Transactions
On April 3, 2014, Frontline 2012 and Golden Ocean, entered into an agreement pursuant to which Frontline 2012 sold all of the shares of five SPCs, each owning a Capesize newbuilding, to Golden Ocean. On April 23, 2014, the closing date of the transaction, Golden Ocean issued 15.5 million newly issued common shares to Frontline 2012 as consideration and Golden Ocean assumed $150.0 million in remaining newbuilding installments in connection with the SPCs. Frontline 2012 disposed of cash of $43.4 million on the sale of the SPCs. Frontline 2012 owned approximately 31.6% of the total shares outstanding in Golden Ocean as a consequence of this transaction and commenced equity accounting for this investment.

In April 2014, Frontline 2012 also agreed to sell twenty-five SPCs to Golden Ocean, each owning a fuel efficient dry bulk newbuilding. Thirteen of the SPCs were sold in September 2014 at which time Golden Ocean issued 31.0 million shares to Frontline 2012 and assumed $490.0 million in respect of remaining newbuilding installments. Cash of $25.1 million was disposed of on the sale of the SPCs. Frontline 2012 owned approximately 58% of the total shares outstanding in Golden Ocean as a consequence of this transaction and accounted for it as a business combination achieved in stages.

Frontline 2012 sold the remaining twelve SPCs in March 2015 and received 31.0 million shares of Golden Ocean as consideration. Golden Ocean assumed $404.0 million in respect of remaining newbuilding installments, net of a cash payment from Frontline 2012 of $108.6 million.

Management Agreements
General Management Agreement
Golden Ocean was provided with general administrative services up to March 31, 2015, at which time the General Management Agreement was terminated, by ICB Shipping (Bermuda) Limited, or ICB, a subsidiary of the Company. ICB was entitled to a management fee of $2.3 million per annum, plus a commission of 1.25% on gross freight revenues from Golden Ocean's tanker vessels, 1% of proceeds on the sale of any of Golden Ocean's vessels, and 1% of the cost of the purchase of vessels. In addition, Golden Ocean, in its discretion, has awarded equity incentives to ICB based upon its performance. Such awards were subject to the approval the Golden Ocean Board of Directors.

Technical Management
The technical management of the Golden Ocean's vessels was provided by ship mangers subcontracted by its General Manager.
General Management Agreement fees, Technical Management fees, newbuilding commission and newbuilding supervision fees earned by the General Manager were $0.6 million, $0.2 million, nil and $1.1 million, respectively, for the period January 1, 2015 to March 31, 2015 and $0.7 million, $0.2 million, $0.2 million and $1.5 million, respectively, for the period September 15, 2014 to December 31, 2014.

Commercial Management with the Former Golden Ocean
Pursuant to a commercial management agreement, or the Dry Bulk Commercial Management Agreement, the Former Golden Ocean managed Golden Ocean's dry bulk carriers. The Former Golden Ocean was able to subcontract some or all of the services provided to Golden Ocean and its subsidiaries to its affiliates or third parties. Pursuant to the Dry Bulk Commercial Management Agreement, the Former Golden Ocean was entitled to receive a commission of 1.25% of all gross freight earned by Golden Ocean's dry bulk carriers. In addition, Golden Ocean, in its discretion, awarded equity incentives to the Former Golden Ocean based on its performance. Such awards were subject to the approval of the Golden Ocean Board of Directors.

The Former Golden Ocean was considered a related party from September 15, 2014 when Golden Ocean became a majority-owned subsidiary of Frontline 2012. Management fees earned by the Former Golden Ocean were $0.1 million for the period January 1, 2015 to March 31, 2015 and $0.4 million for the period September 15, 2014 to December 31, 2014.

Commitments and Contingencies
As of December 31, 2014, Golden Ocean had 26 Capesize dry bulk vessels under construction and was committed to making payments of $548.7 million in 2015.

As of December 31, 2014, Golden Ocean had claims for unpaid charter hire owed by Titan Petrochemicals Limited with respect to its bareboat charters of the VLCCs Titan Venus and Mayfair. Golden Ocean was also seeking recovery of damages for the remaining periods of these charter contracts. The aggregate amount of these claims was approximately $2.4 million. Golden Ocean was unable to predict the outcome of this case at that time.